UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): March 24, 2009

                                    CDEX INC.
             (Exact name of registrant as specified in its charter)

         Nevada                     000-49845                52-2336836
         ------                     ---------                ----------
(State or other jurisdiction of     (Commission              (I.R.S. Employer
incorporation or organization)      File Number)             Identification No.)

          4555 South Palo Verde, Suite 123
                   Tucson, Arizona                             85714
                   ---------------                             -----
          (Address of principal executive offices)             (Zip Code)

                                 (520) 745-5172
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On March 23, 2009, CDEX, Inc. announced that Dr. Wade Poteet will step down from his position as Principal Scientist and become a project consultant supporting CDEX on an as needed basis. In that press release, it was mentioned that Dr. Poteet's work schedule was reduced in January 2008. This was in error as his work schedule was not reduced until August 2008. CDEX also announced CEO Malcolm Philips discussion of Dr. Poteet's contributions to the company, the company's recent 10Q filing, and other issues in the "CEO Corner" on the company's website, www.cdexinc.com. Those other issues include ABMI's efforts to place CDEX products on the GSA schedule, ABMI and Decatur's potential cooperation in efforts to market and sell the ID2 Meth Scanner, internal research and development efforts to miniaturize the ID2 devices and increase the number of illicit drug signatures available to law enforcement, a new sales program for the ValiMed(TM) product line, and CDEX's efforts to help client hospitals purchase ValiMed(TM) products with Stimulus Package funding.

A copy of a press release issued on March 23, 2009 announcing Dr. Poteet's change from Principal Scientist to consultant is attached to this Current Report as Exhibit 99.1 and is incorporated herein by reference. A copy of the "CEO Corner" posted on the company's website is attached to this Current Report as
Exhibit 99.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

Exhibit
Number            Title of Document
------            -----------------
99.1              Press Release, dated March 23, 2009
99.2              CEO Corner, dated March 23, 2009

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              CDEX INC.

Date: March 24, 2009                    By:   /s/ Malcolm H. Philips, Jr.
                                              ---------------------------
                                              Malcolm H. Philips, Jr., President